PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to I 240.14a- I I (c) or i 240.14a- 12

                         EVANS ENVIRONMENTAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0- I I (c)(1)(ii), 14a-6(i)(1), or 14a-60)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-1 1.

         1)     Title of each class of securities to which transaction applies:

         .......................................................................

         2)     Aggregate number of securities to which transaction applies:

         .......................................................................

         3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1). .........................

         4)     Proposed maximum aggregate value of transaction:

         .......................................................................

    Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- I I (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount Previously Paid:
               $125.00

    2)    Form, Schedule or Registration Statement No.:
               Preliminary Proxy

    3)    Filing Party:
               Evans Environmental Corporation

    4)    Date Filed:
               November 13, 1995

                         EVANS ENVIRONMENTAL CORPORATION
                        99 SE FIFTH STREET, FOURTH FLOOR
                              MIAMI, FLORIDA 33131
                                 (305) 374-8300

            --------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 27, 1995
            --------------------------------------------------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Evans Environmental Corporation, a Colorado corporation (the "Company"), will be held on December 27, 1995, beginning at 2:00 o'clock P.M., Eastern Time, at the offices of the Company for the following purposes, which are set forth more completely in the accompanying proxy statement:

         (1) To approve a one-for-four reverse split of the Company's Common Stock; and

         (2) To approve an increase in the authorized post-split shares of Common Stock to 25,000,000.

         Pursuant to the Company's By-laws, the Board of Directors has fixed the close of business on November 22, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. A form of proxy is enclosed.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Kelly Evans, Secretary

Miami, Florida
November 27, 1995

                         EVANS ENVIRONMENTAL CORPORATION
                        99 SE FIFTH STREET, FOURTH FLOOR
                              MIAMI, FLORIDA 33131
                                 (305) 374-8300

                                 PROXY STATEMENT

                                     GENERAL

           The enclosed proxy is solicited by the Board of Directors of Evans Environmental Corporation, a Colorado corporation, for use at a Special Meeting of Shareholders to be held December 27, 1995, beginning at 2:00 p.m. Eastern Time, at the Company's executive offices in Miami, Florida. The approximate date on which this Statement and the enclosed proxy first was first sent to shareholders was November 27, 1995. You are urged to indicate your vote on each matter in the space provided. Proxies will be voted as marked. If no space is marked, it will be voted by the persons therein named at the meeting: (I) for the approval of the one-for-four reverse split of the Company's Common Stock and
(ii) for the approval of the increase in the authorized number of post-split shares. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card in the enclosed envelope, which requires no postage if mailed within the United States of America.

         The cost of the Board of Directors' proxy solicitation will be done by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

         At the record date for the meeting, the close of business on November 22, 1995, the Company had outstanding 15,952,060 shares of Common Stock, $.003 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder thereof on the record date to one vote on each matter submitted to a vote of shareholders. Only shareholders of record at the close of business on November 22, 1995, are entitled to notice of and to vote at the Special Meeting. In the event that there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any of the matters to be voted upon at the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Special Meeting consists of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy. The affirmative vote of a majority of the outstanding shares of Common Stock is necessary for the adoption of each proposal. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. There are no dissenters' appraisal rights with respect to either of the proposals submitted.

A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSALS SET FORTH THEREON.

                 SECURITY INTEREST OF CERTAIN BENEFICIAL OWNERS,

                            DIRECTORS AND MANAGEMENT

The following table sets forth certain information, as of November 22, 1995, regarding the Company's Common Stock owned of record or beneficially by (I) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

In accordance with Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended, shares that are not outstanding but that are issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person owning such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person. As of November 22, 1995, there were 15,952,060 shares of Common Stock issued and outstanding.

                                                              AMOUNT AND NATURE
        NAME AND ADDRESS                                   OF BENEFICIAL OWNERSHIP         PERCENT OF CLASS
        ----------------                                   -----------------------         ----------------
Strategica Capital Corporation (1)                                9,853,272                      38.2%
1221 Brickell Avenue
Suite 2600
Miami, Florida 33131

Charles C. Evans, Director (2)                                    2,945,363                      18.5%
99 Southeast Fifth Street
Fourth Floor
Miami, Florida 33131

Sector Investment, Inc. (3)                                         900,000                       5.6%
100 Bay Colony Lane
Fort Lauderdale, Florida 33308

Scott E. Salpeter, Director and CFO (4)                             562,413                       3.5%
99 Southeast Fifth Street
Fourth Floor
Miami, Florida 33131

Richard D. Salpeter, Director (5)                                   468,190                       2.9%
99 Southeast Fifth Street
Fourth Floor
Miami, Florida 33131

                                     Page 2


                                                              AMOUNT AND NATURE
        NAME AND ADDRESS                                   OF BENEFICIAL OWNERSHIP         PERCENT OF CLASS
        ----------------                                   -----------------------         ----------------
Kelly Evans, Director (6)                                           127,165                        *
99 Southeast Fifth Street
Fourth Floor
Miami, Florida 33131

Jack Reynolds, Interim President (7)                                      0
R.G. Quintero & Co.                                                                               ---
145 Fourth Avenue
New York, NY 10003

Leon S. Eplan, Director (8)                                          35,000                        *
55 Trinity Avenue, S.W.
Suite 1450
Atlanta, GA 30335

Wendell R. Anderson, Esq., Director (9)                              10,000                        *
720 Baker Building
Minneapolis, MN 55403

All Directors and Executive Officers                              4,148,131                      25.2%
as a Group (7 persons) (10)

--------------------
* Less than 1%.

(1) Includes (I) 712,500 shares of Common Stock issuable under warrants granted to a predecessor corporation and (ii) 761,731 shares of Series A Convertible Preferred Stock issuable under warrants. The shares of Series A Convertible Preferred Stock are convertible into 9,140,772 shares of Common Stock.

(2) Includes 10,000 shares of Common Stock issuable under options at a price of $2.00 per share, 10,000 shares of Common Stock issuable under options at a price of $1.41 per share, and 10,000 shares of Common Stock issuable under currently exercisable options at a price of $0.625 per share.

(3) Does not include 100,000 shares of Common Stock to which Sector may become entitled if more than 300,000 shares of Common Stock must be sold by Sector in order to fund payments under a certain promissory note payable to Enviropact, Inc. for which the 900,000 shares serve as collateral.

(4) Includes 37,318 shares of Common Stock owned of record by Joshua Management, Inc., a corporation of which Mr. Salpeter is a principal, and 10,000 shares of Common Stock issuable under options at a price of $2.00 per share, 15,000 shares of Common Stock issuable under options at a price of $1.41 per share, and 15,000 shares of Common Stock issuable under options at a price of $0.625 per share.

                                     Page 3


(5) Includes 37,318 shares of Common Stock owned of record by Joshua Management, Inc., a corporation of which Mr. Salpeter is a principal. In addition, includes 3,334 shares of Common Stock issuable under options at a price of $5.82 per share, 10,000 shares of Common Stock issuable under options at a price of $2.00 per share, 15,000 shares of Common Stock issuable under options at a price of $1.41 per share, and 20,000 shares of Common Stock issuable under options at the price of $0.625 per share. Does not include 74,637 shares of Common Stock owned of record by Mr. Salpeter's wife, as to which shares Mr. Salpeter disclaims beneficial ownership.

(6) Includes 10,000 shares of Common Stock issuable under options at a price of $2.00 per share, 20,000 shares of Common Stock issuable under options at a price of $1.41 per share, and 20,000 shares of Common Stock issuable under options at a price of $0.625 per share. Does not include 8,964 shares of Common Stock owned of record by Ms. Evans' husband, as to which shares Ms. Evans disclaims beneficial ownership.

(7) Does not include 125,000 shares of Common Stock issuable under options granted to R.G. Quintero & Co., an accounting and consulting firm of which Mr. Reynolds is an employee. The options may be exercised at a price of $0.67 per share.

(8) Represents 10,000 shares of Common Stock issuable under options at a price of $2.00 per share, 10,000 shares of Common Stock issuable under options at a price of $1.41 per share, and 15,000 shares of Common Stock issuable under options at a price of $0.625 per share.

(9) Represents 10,000 shares of Common Stock issuable under options at a price of $0.625 per share.

(10)     Includes options to purchase 213,334 shares of Common Stock.

                                    PROPOSALS

PROPOSAL 1.       TO APPROVE A ONE-FOR-FOUR REVERSE SPLIT OF THE COMPANY'S
                  COMMON STOCK, PAR VALUE $O.OO3 PER SHARE

                  The Company proposes to amend the second sentence of Article FOURTH of its Articles of Incorporation to read:

                  "The total number of shares of common stock authorized to be issued shall be 6,250,000, $.012 par value per share, and the total number of shares of preferred stock authorized to be issued shall be 5,000,000, $.001 par value per share."

The only change from the existing Article FOURTH is to reduce the currently authorized 25,000,000 shares of common stock, par value $.003 per share, to 6,250,000 shares of common stock, par value $.012 per share. Such a change, if adopted by the shareholders, will have the effect of creating a one- for-four reverse split of the Company's issued and authorized common stock (the "Reverse Split").

                  As a result of the Reverse Split every shareholder of the Company would own one-fourth as many shares as before the Reverse Spit is effected. Those shareholders who would own a fractional number of shares as result of the Reverse Split would have the number of shares they own rounded up to the nearest whole share.

                  IT IS IMPORTANT THAT EACH SHAREHOLDER UNDERSTAND THAT NO SHAREHOLDER'S INTEREST IN THE COMPANY WOULD BE MATERIALLY REDUCED AS A RESULT OF THE REVERSE SPLIT SINCE THE TOTAL NUMBER OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY WOULD BE REDUCED IN THE SAME RATIO OF ONE-FOR-FOUR (APART FROM NON-MATERIAL EFFECTS OF ROUNDING UP OF FRACTIONAL SHARES). Prior to the Reverse Split the number of issued and outstanding shares will be 15,952,060 and after the Reverse Split the number would be 3,988,015 (apart from a non-material additional number of shares from the rounding up of fractional shares). The increase of the per share par value from $.003 to $.012 will preserve the Company's balance sheet stated value of paid-in capital at $48,771 (apart from a non-material increase from the rounding up of fractional shares).

                  The Company knows of no other effects that would arise from the Reverse Split which would have a material effect on shareholders on the Company.

                  The Board of Directors has proposed the Reverse Split because the Company has applied for relisting on the Nasdaq Small Cap Market and believes that the resulting split stock would subsequently trade in the public market at a bid price acceptable to Nasdaq. The Company's shares were delisted from trading on the Nasdaq Small Cap Market on August 24, 1995 at which time they were trading at a bid price of approximately $.125 per share.

                  Nasdaq in response to the Company's continuing efforts to relist its shares has required that the shares, if, as and when relisted, trade at a bid price of at least $1.00 per share. In addition, Nasdaq has required the Company to meet other financial criteria before being relisted. Therefore, the implementation of the Reverse Split would not, in and of itself, cause Nasdaq to relist the Company's stock. Moreover, even if the Company were able to, and does, meet Nasdaq's other listing criteria, the Reverse Split might be insufficient in magnitude to cause the stock to trade at a bid price acceptable to Nasdaq.

                  Because the Board of Directors believes the Company will be unable to relist its stock on the Nasdaq Small Cap Market without the Reverse Split, THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 2.       TO APPROVE AN INCREASE IN THE AUTHORIZED NUMBER OF POST-SPLIT
                  SHARES FROM 6,250,000 TO 25,000,000.

                  If, and only if, the Reverse Split is approved by the shareholders, the Company proposes to simultaneously increase its authorized shares of Common Stock from 6,250,000 (after the Reverse Split) to 25,000,000. The par value would remain at $0.012 per share and the number of issued and outstanding shares would remain at 3,988,015 (apart from a non-material additional number of shares from the rounding up of fractional shares in the Reverse Split).

                  The increase in authorized shares will permit the Company to have additional authorized but unissued shares available for sale to raise additional capital, for issuance to acquire other companies, or for other corporate purposes. The Company from time to time in the past has offered and sold shares to raise additional capital but has no identified prospective purchaser the sale of shares to whom is dependent on the proposed increase in authorized shares. The Company currently has no companies targeted for acquisition and no other identified use for the proposed increase in authorized shares.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                  OTHER MATTERS

         No other business may come before the Meeting because the Colorado Business Corporation Act requires that only business set forth in the notice of Meeting may be considered at a special meeting. However, subject to the foregoing restriction, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy-holders.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Kelly Evans, Secretary

November 27, 1995
Miami, Florida

PROXY

                         EVANS ENVIRONMENTAL CORPORATION
                              99 S.E. Fifth Street
                                  Fourth Floor
                              Miami, Florida 33131

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                  The undersigned hereby appoints Charles C. Evans and Kelly Evans, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Evans Environmental Corporation held of record by the undersigned on November 22, 1995, at the Special Meeting of Shareholders to be held on December 27, 1995, or any adjournment or postponement thereof.

1.  TO REVERSE SPLIT ONE-FOR-FOUR THE COMPANY'S COMMON STOCK

         [ ] For                 [ ] Against               [ ] Abstain

2.  TO INCREASE THE POST-SPLIT AUTHORIZED SHARES TO 25,000,000

         [ ] For                 [ ] Against               [ ] Abstain

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

          PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, PERSONAL REPRESENTATIVE, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

          ______________________________________________________________________
          Signature

          ______________________________________________________________________
          Signature, if held jointly

          Dated:__________________________________________________________, 1995

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.